                                                                    EXHIBIT 99.1
                        MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-1

      INFORMATION REGARDING INITIAL, ADDITIONAL AND SUBSEQUENT CONTRACTS

Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements transferred to the trust formed in February 2000, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report and subsequent contracts transferred to the trust after the closing date. The information below relates to the initial contracts described in the prospectus supplement dated January 19, 2000, the additional contracts transferred to the trust on the closing date and the subsequent contracts transferred to the trust on April 5, 2000, which was before the expiration of the pre-funding period. There will be no more subsequent contracts transferred to the trust after April 5, 2000. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated January 19, 2000.

    The table below describes additional characteristics of the initial, additional and subsequent contracts as of the cut-off date. The geographical distribution of the contract obligors is based on the obligor's billing address.

                 Geographical Distribution of Contract Obligors

                                               Aggregate
                                           Principal Balance  % of Contract Pool
                              Number of       Outstanding       by Outstanding
                           Contracts as of    as of Cut-      Principal Balance
State                       Cut-off Date       off Date       as of Cut-off Date
-----                      --------------- ------------------ ------------------
Alabama....................      1,542     $    48,893,799.73     5.43%
Arizona....................        500          21,582,339.08     2.40
Arkansas...................        473          15,575,527.16     1.73
California.................        621          26,602,569.60     2.96
Colorado...................        447          22,777,494.52     2.53
Connecticut................         24             486,886.05      .05
Delaware...................         97           4,185,680.86      .47
District of Columbia.......          2              35,215.50       *
Florida....................      1,269          57,831,040.52     6.43
Georgia....................      1,413          58,812,096.47     6.53
Idaho......................        116           6,458,993.43      .72
Illinois...................        265           9,059,345.94     1.01
Indiana....................        551          26,783,604.08     2.98
Iowa.......................        199           6,770,526.46      .75
Kansas.....................        215           7,452,104.58      .83
Kentucky...................        496          19,024,945.21     2.11
Louisiana..................        349          10,920,695.25     1.21
Maine......................        123           7,009,582.99      .78
Maryland...................         74           2,471,638.84      .27
Massachusetts..............         20             726,627.36      .08
Michigan...................      1,275          68,106,938.09     7.57
Minnesota..................        255           9,384,351.16     1.04
Mississippi................        557          17,842,689.19     1.98
Missouri...................        396          12,417,179.49     1.38
Montana....................        116           5,293,660.34      .59
Nebraska...................        105           4,465,314.63      .50
Nevada.....................        191          10,304,899.35     1.14
New Hampshire..............        122           5,657,885.35      .63
New Jersey.................         28             988,413.74      .11
New Mexico.................        408          15,449,745.96     1.72
New York...................        364          15,126,806.85     1.68
North Carolina.............      1,786          72,806,494.97     8.09
North Dakota...............         78           2,869,635.74      .32
Ohio.......................        538          25,028,264.01     2.78
Oklahoma...................        469          17,162,858.09     1.91
Oregon.....................        250          17,451,471.31     1.94
Pennsylvania...............        387          14,466,124.75     1.61
Rhode Island...............          8             255,691.36      .03
South Carolina.............        970          36,428,295.99     4.05
South Dakota...............        125           4,735,344.64      .53
Tennessee..................        710          27,516,260.16     3.06
Texas......................      2,184          89,815,779.23     9.98
Utah.......................         79           5,045,456.31      .56
Vermont....................         72           4,306,041.98      .48
Virginia...................        417          14,459,572.86     1.61
Washington.................        427          29,716,867.37     3.30
West Virginia..............        229           7,499,182.32      .83
Wisconsin..................        163           5,533,307.98      .61
Wyoming....................        135           6,404,660.62      .71
                                ------     ------------------      ------
  Total....................     21,640     $   899,999,907.47         100.00%
                                ======     ==================      ======

--------
 * Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the contracts as of the cut-off date.

                       Years of Origination of Contracts

                           Number of       Aggregate       % of Contract Pool by
                           Contracts    Principal Balance  Outstanding Principal
                             as of        Outstanding         Balance as of
Year of Origination       Cut-off Date as of Cut-off Date     Cut-off Date
-------------------       ------------ ------------------  ---------------------
1983.....................        1      $     14,573.62               *%
1984.....................        0                  .00             .00
1985.....................      119           754,363.96             .08
1986.....................      119           757,146.88             .08
1987.....................        8            54,522.34             .01
1988.....................       13           134,494.43             .01
1989.....................        1            14,541.74               *
1990.....................      475         6,350,304.10             .71
1991.....................      388         4,588,154.79             .51
1992.....................        0                  .00             .00
1993.....................        0                  .00             .00
1994.....................        0                  .00             .00
1995.....................        0                  .00             .00
1996.....................        2           100,895.34             .01
1997.....................        2            79,150.49             .01
1998.....................       48         3,569,363.88             .40
1999.....................   10,280       530,799,665.25           58.98
2000.....................   10,184       352,782,730.65           39.20
                            ------      ---------------          ------
   Total.................   21,640      $899,999,907.47          100.00%
                            ======      ===============          ======

--------
*Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the contracts as of the cut-off date.

    The contracts shown in the table above with earlier years of origination primarily represent contracts Conseco Finance originated and subsequently refinanced. Conseco Finance retains the first origination dates on its records for these refinanced contracts.

                   Distribution of Original Contract Amounts

                              Number of         Aggregate        % of Contract Pool by
                              Contracts     Principal Balance    Outstanding Principal
  Oiginal Contractr             as of          Outstanding           Balance as of
 Amunt (in Dollars)          Cut-off Date   as of Cut-off Date       Cut-off Date
-------------------          ------------   ------------------   ---------------------
   Less than $10,000.00.....      736        $  5,540,008.90               .62%
   Between $10,000.00 and
    $19,999.99..............    3,368          46,139,636.40              5.13
   Between $20,000.00 and
    $29,999.99..............    4,209         102,347,981.69             11.37
   Between $30,000.00 and
    $39,999.99..............    4,080         139,949,546.83             15.55
   Between $40,000.00 and
    $49,999.99..............    2,638         117,159,175.42             13.02
   Between $50,000.00 and
    $59,999.99..............    2,116         115,491,591.92             12.83
   Between $60,000.00 and
    $69,999.99..............    1,433          92,162,695.94             10.24
   Between $70,000.00 and
    $79,999.99..............    1,029          76,665,793.83              8.52
   Between $80,000.00 and
    $89,999.99..............      718          60,722,527.82              6.75
   Between $90,000.00 and
    $99,999.99..............      528          49,865,292.02              5.54
   Between $100,000.00 and
    $109,999.99.............      299          31,284,476.87              3.48
   Between $110,000.00 and
    $119,999.99.............      199          22,724,329.71              2.52
   Between $120,000.00 and
    $129,999.99.............      123          15,294,605.94              1.70
   Between $130,000.00 and
    $139,999.99.............       69           9,311,150.09              1.03
   Between $140,000.00 and
    $149,999.99.............       32           4,619,365.37               .51
   Between $150,000.00 and
    $159,999.99.............       33           5,117,550.92               .57
   Between $160,000.00 and
    $169,999.99.............       10           1,646,563.11               .18
   Between $170,000.00 and
    $179,999.99.............        9           1,563,344.88               .17
   Between $180,000.00 and
    $189,999.99.............        3             562,628.15               .06
   Between $190,000.00 and
    $199,999.99.............        2             391,097.25               .04
   Between $200,000.00 and
    $249,999.99.............        5           1,126,313.05               .13
   Between $250,000.00 and
    $299,999.99.............        0                    .00               .00
   Between $300,000.00 and
    $349,000.99.............        1             314,231.36               .03
                               ------        ---------------            ------
      Total.................   21,640        $899,999,907.47            100.00%
                               ======        ===============            ======

          Distribution of Original Loan-to-Value Ratios of Contracts

    The loan-to-value ratio in the table below is rounded to the nearest 1%.

                                               Aggregate Principal     % of Contract Pool by
                         Number of Contracts   Balance Outstanding     Outstanding Principal
Loan-to-Value Ratio      as of Cut-off Date    as of Cut-off Date    Balance as of Cut-off Date
-------------------      -------------------   -------------------   --------------------------
Less than 61%...........          778            $ 27,922,445.13               3.10%
61% to 65%..............          251              11,013,621.24               1.22
66% to 70%..............          339              14,850,547.59               1.65
71% to 75%..............          567              27,551,907.66               3.06
76% to 80%..............        1,813              76,607,919.61               8.51
81% to 85%..............        1,454              64,848,939.95               7.21
86% to 90%..............        6,818             288,643,455.87              32.07
91% to 95%..............        6,474             282,874,873.64              31.43
96% to 100%.............        3,146             105,686,196.78              11.74
                               ------            ---------------             ------
   Total................       21,640            $899,999,907.47             100.00%
                               ======            ===============             ======

                                Contract Rates

                                                Aggregate Principal     % of Contract Pool by
Range of Contracts by     Number of Contracts   Balance Outstanding     Outstanding Principal
Contract Rate             as of Cut-off Date    as of Cut-off Date    Balance as of Cut-off Date
---------------------     -------------------   -------------------   --------------------------
5.00001% to 6.00000%....            11            $  1,022,815.29                .11%
6.00001% to 7.00000%....            92               8,447,761.14                .94
7.00001% to 8.00000%....         1,463             123,916,700.76              13.77
8.00001% to 9.00000%....         1,335             107,192,146.28              11.91
9.00001% to 10.00000%...         1,632              98,790,188.58              10.98
10.00001% to 11.00000%..         2,642             132,028,519.39              14.67
11.00001% to 12.00000%..         3,004             121,038,920.45              13.45
12.00001% to 13.00000%..         3,289             110,226,062.26              12.25
13.00001% to 14.00000%..         3,158              86,780,441.94               9.64
14.00001% to 15.00000%..         2,935              65,718,026.65               7.30
15.00001% to 16.00000%..           964              23,122,688.83               2.57
16.00001% to 17.00000%..           635              14,241,210.68               1.58
Over 17.00000%..........           480               7,474,425.22                .83
                                ------            ---------------             ------
   Total................        21,640            $899,999,907.47             100.00%
                                ======            ===============             ======

                   Remaining Months to Maturity of Contracts

                                               Aggregate Principal     % of Contract Pool by
Months Remaining         Number of Contracts   Balance Outstanding     Outstanding Principal
As of Cut-off Date       as of Cut-off Date    as of Cut-off Date    Balance as of Cut-off Date
------------------       -------------------   -------------------   --------------------------
Less than 31............          294            $    712,476.93                .08%
31 to 60................          562               5,210,378.21                .58
61 to 90................          873              11,204,522.53               1.24
91 to 120...............        1,409              22,679,195.39               2.52
121 to 150..............          449               9,701,703.08               1.08
151 to 180..............        2,168              49,899,376.38               5.54
181 to 210..............           13                 527,597.77                .06
211 to 240..............        2,460              73,846,647.15               8.21
241 to 270..............           10                 478,690.91                .05
271 to 300..............        1,864              65,225,894.40               7.25
301 to 330..............           16                 852,603.78                .09
331 to 360..............       11,522             659,660,820.94              73.30
                               ------            ---------------             ------
   Total................       21,640            $899,999,907.47             100.00%
                               ======            ===============             ======